EXHIBIT 4.1

AEROGROW INTERNATIONAL, INC.
NUMBER	SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
AUTHORIZED: 75,000,000 COMMON SHARES, $0.001 PAR VALUE

This Certifies That	see reverse for
certain definitions

Is The Owner Of	CUSIP 00768M103

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.001 PAR VALUE OF

AEROGROW INTERNATIONAL, INC.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

/s/ Michael Bissonnette, President	/s/ Jerry Gutterman, Secretary

COUNTERSIGNED:

CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209
By:

Transfer Agent and Registrar Authorized Officer

[AEROGROW INTERNATIONAL, INC. NEVADA CORPORATE SEAL]

AEROGROW INTERNATIONAL, INC.

Corporate Stock Transfer, Inc.
Transfer Fee: As Required

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--as tenants in common

TEN ENT	--as tenants by the entireties

JTT EN	-- as joint tenants with right of survivorship and not as tenants in common

UNIF GIF TMIN ACT	--_______________ Custodian for _______________
(Cust.) (Minor)

under Uniform Gifts to Minors Act of ____________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address of assignee

Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ______________________ 20__________

SIGNATURE GUARANTEED:
X

X

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.